Exhibit 10.1

AMENDMENT No. 1 TO MACROMEDIA FLASH COMMUNICATION

SERVER LICENSE AGREEMENT

This is an Amendment to that certain Macromedia Flash Communication

      Server License Agreement ("Agreement"), effective as of November 17, 2003, entered into by and between VitalStream, Inc. ("Licensee") and Macromedia, Inc. ("Macromedia").

      The parties have commenced their respective performance under the Agreement and now desire to amend the Agreement for purposes of clarifying the scope of the services as defined therein.

      NOW, THEREFOR, in consideration of the foregoing and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1.            Licensing Terms. Subsection 1.1 of the Agreement shall be amended and restated to read in its entirety as follows:

      "The Software may be installed on an unlimited number of servers on the CDN for the sole purpose of delivering a live and/or Video on Demand streaming service for Macromedia Flash Video (the "Service")."

      2.           Effect of Amendment. Except as otherwise modified herein, the Agreement shall continue in full force and effect until expiration or termination in accordance with its terms.

      The parties have caused this amendment to be executed by their respective duly authorized representatives as of March 30, 2004.

MACROMEDIA, INC.		VITALSTREAM, INC.
By:		By:

	(signature)		(signature)

Name:		Name:

Title:		Title: